RMB Loan Contract

China Construction Bank

Hei Longjiang Branch

Contract Number:2005-009

Loan Type: Loan of Circulating Funds

Borrower (Party A): Hei Longjiang Fei He Dairy Co., Ltd.

Address: No. 1, Qing Xiang Street, Kedong Town

Postal code:

Juristic Person (Principal): Leng Youbin

Telephone: 4312257

Fax:

Loaner (Party B): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Address: No. 267, Yong An Street, Longsha District

Postal code: 161005

Principal: Nie Chuanling

Telephone: 2462688

Fax: 2462672

Borrower (hereafter Party A for short): Hei Longjiang Fei He Dairy Co., Ltd.

Loaner (hereafter Party B for short)): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Party A applies for loans from Party B and Party B agrees. According to laws and regulations, Party A and Party B have agreed on this contract after negotiation for further observation.

Item One Amount of Loans

Party A obtains a loan of 25 million RMB from Party B.

Item Two Purpose of Loans

Party A will use the loans as circulating funds for production.

Item Three Loan Period

According to this contract, the loan period is one year; that is, from June 24th, 2005 to June 20th, 2006.

If the loan period in this contract does not conform to that in the loan receipts, the dates for the first loan in the loan receipt are to be the reference. The loan receipts are to be part of this contract. They have the same lawful effect as this contract.

Item Four The Loan Interest Rate , Interest Accrual and Interest Settlement

I. The loan interest rate of this contract is_____ ,

II. The loan interest is counted from the day the loans are transferred to the account of Party A. The interest accrual of the loans in this contract is counted daily. The interest is settled in ____ (month/quarter). The day for interest settlement is the 20th of every ____(month/the last month in the quarter). The daily interest rate is one thirtieth of the monthly interest.

III. After the signing of this contract and before the release of the first loan, if it happens that the People's Bank of China adjusts the interest rate, the ___ of the following terms should be conducted:

   i. Continue to apply the interest rate in this contract.

   ii. This contract will be conducted according to the new interest rate policies.

IV. The adjustment of interest rates and the methods of interest accrual are conducted according to the regulations of People's Bank of China. During the

period of this contract, if People's Bank of China adjusts some of its regulations which are subjected to the loans in this contract, Party B can conduct according to the adjusted regulations of People's Bank of China without notifying Party A.

Item Five Release and Distribution of Loans

I. Pre-conditions for Releasing Loans

i. Unless Party B wholly or party abandons its rights, Party B has the obligation to release loans only under the following pre-conditions:

(i) Party A has completed all relevant authorizations, registrations, payments and other lawful procedures concerning the loans in this contract according to the laws and regulations;

(ii) The guarantee contract or other guarantee methods are effective according to the demand of Party B;

(iii) Party A has not contravened to the items in this contract;

(iv) Pre-conditions for other loan release agreed by both parties:

ii. Party B will release the loans five work days after Party A fulfills the above-mentioned pre-conditions.

II. The Purpose of Loans

i. ___date___month____year, sum ____;

ii. ___date___month____year, sum ____;

iii. ___date___month____year, sum ____;

iv. ___date___month____year, sum ____;

v. ___date___month____year, sum ____;

vi. ___date___month____year, sum ____;

Item Six Repayment

I. Principles of Repayment

Any repayment from Party A under this item will be conducted with the principle of repaying interests first and then the principal.

II. Payment of interest

Party A will pay the due interest to Party B on the day of interest settlement. The first day of paying interest is the first day of interest settlement after the release of loans. The interest and the principal are to be repaid at the last repayment.

III. Plan for Repaying the Principal

Party A should repay the principal according to the following plans:

i. ___date___month___year, sum ___;
ii. ___date___month___year, sum ___;
iii. ___date___month___year, sum ___;
iv. ___date___month___year, sum ___;
v. ___date___month___year, sum ___;
vi. ___date___month___year, sum ___;

IV. Methods of Repayment

Before the day of repayment fixed in the contract, Party A should store enough funds to repay the sum of that period and transfer the money to the account opened up by Party B; or Party A can transfer money from other accounts on the day of repayment. If Party A fails to repay on time, Party B has the right to take the same sum from the account of Party A at China Construction Bank.

V. Repayment in Advance

i. If Party A repays the interest in advance, he only has to inform Party B;

ii. If Party A repays the principal in advance, he is to apply in written form to Party B ___ work days in advance. If Party B agrees, Party A can repay part of or the whole principal in advance;

If Party A repays in advance, the interest is counted according to the actual days of loans and the interest rate regulated in Item Four of this contract.

If Party A repays in advance and agrees to pay Party B the compensation, the compensation is ___ percent of the principal plus the number of days in advance.

If Party A pays in installment and pays in advance part of the principal, Party A is to repay in the adverse order of the repayment plan. After the repayment in advance, the un-repaid loans are to be done according to the loan interest rate of this contract.

Item Seven Guarantee of Loans

If the loans are guaranteed, there are the following two ways of guarantee:

I. Guarantee;

II. Mortgage;

III. Pledge ;

IV. Standby letter of credit;

V. Credit insurance;

VI. Other types:______

Item Eight Party A's Rights and Obligations

I. Party A's Rights

i. Party A has the right to demand Party B to release the loans according to the contract;

ii. Party A has the right to utilize the loans according to the contract;

iii. Party A has the right to apply for an exhibition period of loans from Party B under the agreed conditions of Party B;

iv. Party A has the right to demand Party B to classify the financial documents and commercial classified information concerning production and management that Party A provides, except those stipulated by laws and regulations.

II. Party A's Obligations

i. Party A is to provide documents about financial affairs and conditions of production and management according to Party B's requirement, including, but not exclusively, the chart of assets liabilities of the last quarter and the profit and loss by the end of the last quarter (income and expenditure chart for enterprises), which are provided to Party B within ten work

days in the first month of every quarter. Party A is also to provide the chart of cash circulation of the year at the end of the year, and to be responsible for the authenticity, integrity and validity of the documents;

ii. Party A is to utilize the loans according to the contract without any supplanting or embezzlement of the loans;

iii. Party A is to cooperate actively with and accept self-consciously Party B's examination and supervision of its production, management, financial activities, and the application of loans in the contract;

iv. Party A is to repay the principal and interest on time according to the contract;

v. Before completely repaying the principal and interest of the loans from Party B, Party A and its investors are not to remove the loans or transfer assets in order to avoid the liabilities to Party B;

vi. Party A is not to guarantee for the third party with the assets formed by the loans in this contract without first obtaining the consent of Part B;

vii. During the period of this contract, Party A is to notify Party B in written form to obtains the authorization if Party A intends to guarantee for others' liabilities which may affect its repaying capability in this contract;

viii. Party A is to provide Party B with authorized ways of guarantee in time if the guarantor of this contract partly or completely loses its capability of guarantee for the loans due to production closedown, out of business, registration logout, licence revocation, bankruptcy, discharge or losses in operation, or the reduction of values, accidental destruction and losses of mortgages and pledges guaranteed for the loans in the contract;

ix. During the period of the contract, Party A is to inform Party B in time if Party A changes its name, the juristic person (principal), address, business scope or registered assets;

x. During the period of the contract, Party A is to inform Party B in written form thirty days in advance for authorization if Party A has contracts, lease, changes in the joint-stock system, pools, incorporation, annexation, abruption, joint

venture, application for shutout coordination, for disbandment and for bankruptcy, which may affect the realization of the creditor's rights. Party A is also to fulfill the repayment and guarantee of the loans in the contract;

xi. During the period of this contract, Party A is to inform Party B in written form immediately if Party A has production shutdown, out of business, registration logout, licence revocation, if the juristic person or principal breaks the law, if it is involved in significant lawsuits, if severe difficulties occur in production and management, and if the financial status deteriorates, which may cause adverse effects to the obligation of repayment in the contract. Party A is also to fulfill the repayment and guarantee of the loans in the contract;

xii. Party A is to undertake the expenditures of lawyers, insurance, evaluation, registration, safekeeping, authentication, notarization and so on related to the guarantee in the contract and items of the contract.

Item Nine Party B's Rights and Obligations

I. Party B's Rights

i. Party B has the right to know Party A's activities of production, management and financial affairs, and to demand Party A to provide documents about planned statistics, financial accountant charts and so on;

ii. Party B has the right to deduct any funds of Party A's account at China Construction Bank as for any repayment that Party A should give to Party B in this contract.

II. Party B's Obligations

i. Party B is to release the loans on time according to the contract, except for delays on Party A's side;

ii. Party B is to classify the financial documents and commercial classified information concerning production and management that Party A provides, except those stipulated by laws and regulations.

Item Ten Responsibilities for Breach of Faith

I. Instances of Breach of Faith

i. Party A's Breach of Faith

(i). Party A fails to provide authentic, integrate and valid documents about financial affairs, production and management and so on according to Party B's requirement;

(ii). Party A fails to utilize the loans according to the agreement;

(iii). Party A fails to repay the principal and interest on time;

(iv). Party A refuses or interrupts with Party B's examination and supervision on the application of the loans;

(v). Party A transfers the assets and removes the loans to avoid the liabilities;

(vi). Party A fails to repay the liabilities on time due to the deteriorating business and financial status, or is or is to be involved in significant lawsuits, arbitration or other legal entanglements, which, according to Party B, may have affected the rights of Party B in this contract;

(vii). Party A's liabilities may have affected the fulfillment of its obligations to Party B in the contract;

(viii). Party A fails to fulfill other due liabilities to the Construction Bank;

(ix). During the period of the contract, Party A carries out changes in business methods or mechanism like contracts, lease, incorporation, annexation, joint venture, abruption, pool and changes in the joint-stock system, which, according to Party B, may have affected or damaged its rights in the contract;

(x). Other instances which, according to Party B, may affect the realization of the creditor's rights;

(xi). Party A violates other obligations in the contract.

ii. If the following cases occur to the guarantor and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

(i) The guarantor has contracts, lease, incorporation, annexation, joint venture, abruption, pool and changes in the joint-stock system, bankruptcy, discharge and so on, which may affect the guarantor's responsibility for guarantee.

(ii) The guarantor provides guarantee beyond its capability to the third party;

(iii) The guarantor loses or may lose its guarantee ability;

(iv) Other instances of breach on the guarantors for the guarantee of the contract.

iii. If the following cases occur to the mortgager and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

(i). The mortgager fails to transact insurances for mortgaged property according to the requirement of Party B, or fails to dispose insurance compensation after the insured accidents according to the mortgage contract;

(ii). The mortgager fails to dispose insurance compensation according to the mortgage contract for the damage, losses and reduction of values of mortgaged property due to the conducts of the third party;

(iii). The mortgager donates, transfers, rents, mortgages repeatedly, relocates or disposes the mortgaged property in other ways without obtaining written authorizations from Party B;

(iv). The mortgager fails to dispose the funds from transacting mortgaged property according to the mortgage contract after obtaining Party B's consent;

(v). The damage, losses and reduction of values of mortgaged property may affect the repayment of liabilities in this contract,

but the mortgager fails to restore the value of mortgaged property in time or to provide other guarantees authorized by Party B;

(vi). Other instances of breach on the mortgagers in the mortgage contract.

iv. If the following cases occur to the pledgor and Party A fails to provide a new guarantee required by Party B, then Party A violates the contract:

(i). The pledgor fails to transact insurances for pledged property according to the requirement of Party B, or fails to dispose insurance compensation after the insured accidents according to the pledge contract;

(ii). The pledgor fails to dispose damage compensation according to the pledge contract for the damage, losses and reduction of values of pledged property due to the conducts of the third party;

(iii). The pledgor fails to dispose the funds from transacting pledged property according to the pledge contract after obtaining Party B's consent;

(iv). The damage, losses and reduction of values of pledged property may affect the repayment of liabilities in this contract, but the pledgor fails to restore the value of pledged property in time or to provide other guarantees authorized by Party B;

(v). Other instances of breach on the pledgors in the pledge contract.

iv. If the guarantee contract or other ways of guarantee are ineffective, invalid or discharged, or if the guarantor partly or wholly loses the guarantee capability or refuses to fulfill the obligation to guarantee, and if Party A fails to provide a new guarantee according to the requirement of Party B, then Party A violates the contract.

II. Responding Methods to Breach of Faith

If the instances of breach of faith from i to iv occur, Party B has the right to conduct one or several of the following privileges:

i. Stop the release of loans; announce that the loans are about to mature, and demand Party A to repay immediately all the principal, interest and expenses in the contract.

ii. Take liquidated damages from Party A for 0.05 percent of the principal.

iii. If Party A fails to utilize the loans according to the contract, take interest of the embezzled money according to the regulations of People's Bank of China.

iv. Before the period of the loans, take compound interest of the un-repaid interest in time according to the prescribed methods of interest rate and interest settlement in Item Four of the contract.

v. As for past due loans, take interest and compound interest of the un-repaid principal and interest from Party A (including part of or the whole overdue principal and interest declared by Party B), according to the prescribed methods of interest settlement of overdue interest rate at People's Bank of China and in this contract. The overdue loans are those which Party A fails to repay on time or which Party A fails to repay according to the repayment plan in this contract.

vi. Deduct any funds of Party A's account at China Construction Bank.

vii. Demand Party A to provide a new guarantee for all the liabilities in the contract according to the requirement of Party B.

viii. Fulfill the right to guarantee.

ix. Annul the contract.

Item Eleven Other Agreements

I. ________;

II. ________;

III. ________;

IV. ________;

Item Twelve Settlement of Disputes in the Contract

Disputes in the fulfillment of the contract can be settled through negotiation. If negotiation fails, the following first method can be applied:

I. Implead at Party B's local people's court.

II. Appeal to the ____Arbitration Committee (the place for arbitration is ___). Arbitrate according to valid arbitrating regulations at the application for arbitration. The result of arbitration is final and has sanctions on both parties.

During the period of lawsuit or arbitration, undisputed items in the contract are to be fulfilled.

Item Thirteen Contract to Take Effect

RMB Loan Contract

Other agreements between Party A and Party B as for this contract:

First, Party A and Party B agree to delete all the contents of loan interest rate, penalty interest rate, interest accrual and interest settlement in Item Four of this contract. Both parties agree to observe the following agreements:

I. Loan Interest Rate

The loan interest rate in this contract is monthly interest, and the interest rate is the first of the following kinds:

i. Fixed interest rate, 5.58%0. The interest rate remains fixed during the period of the loans;

ii. Fluctuating interest rate, __% (rise and fall) to the standard interest rate, adjusted once ___month

since the account day. The day to adjust the interest rate is the account day in the month. If there is no such a day in this month, the last day of this month is the day to adjust the interest rate.

II. Penalty Interest Rate

i. The penalty interest rate is a monthly interest rate.

ii. If Party A fails to utilize the loans according to the contract, the penalty interest rate is the first of the following kinds:

(i). Fixed interest rate, 11.16%0;

(ii). Fluctuating interest rate, __% rise to the standard interest rate, adjusted once __ month since the account day. The day to adjust the interest rate is the account day in the month. If there is no such a day in this month, the last day of this month is the day to adjust the interest rate.

iii. Penalty interest rate for overdue loans in the contract is first of the following kinds:

(i). Fixed interest rate, 8.37%0;

(ii). Fluctuating interest rate, __% rise to the standard interest rate, adjusted once __ month since the account day. The day to adjust the interest rate is the account day in the month. If there is no such a day in this month, the last day of this month is the day to adjust the interest rate.

III. The account day is the day when the first released loans in this contract are transferred to Party A's account.

When the first released loans in this contract are released, the standard interest rate is the loan interest rate of the same level conducted by People's Bank of China on the account day; hereafter, when the loan interest rate or penalty

interest rate are adjusted according to the previous agreements, the standard interest rate is the loan interest rate of the same level conducted by People's Bank of China on the day of adjustment; if People's Bank of China does not announce the loan interest rate of the same level, the standard interest rate is recognized or usual loan interest rate of the same level among banks on the day of adjustment, except for that agreed on both parties.

IV. The loan interest is counted from the day the loans are transferred to Party A's account. The interest of loans in this contract is daily interest. The interest rate is one thirtieth of the monthly interest rate, or the annual interest rate divided by 360. If Party A fails to repay the interest rate on time, the compound interest is taken on the next day.

V. Interest Settlement

i. As for the interest settlement of loans with fixed interest rate, interest is counted according to the prescribed interest rate. As for the loans with fluctuated interest rate, interest is counted according to the interest rate acknowledged in the fluctuating period. If there are several fluctuations in one stage of interest settlement, calculate the interest in every fluctuation period first. Then calculate the interest in the period with that of the day of interest settlement and every fluctuation period.

ii. The interest settlement of loans in this contract is monthly. The day of interest settlement is the twentieth of every month.

Second, Party A and Party B both agree to change the first clause "Principles of Repayment" of Item Six in the contract:

In this contract, Party A should repay according to the following principles:

i. As for un-repaid loans overdue over 90 days, un-repaid loans with overdue interest over 90 days, loans overdue for less than 90 days except that Party A has stopped production or the project involving the loans, and loans stipulated by laws and regulations, Party A should repay the principal first and then the interest;

ii. As for loans different from those stated in i, Party A should repay the interest first and then the principal. The interest should be wholly repaid with the complete repayment of principal.

If breach of faith occurs at different periods concerning the loans repaid in installments (excluding repayment in advance), Party A will repay with the first due loans.

Third, Party A and Party B agree to change the second phrase of the fifth clause "Repayment in Advance" in Item Six:

ii. If Party A repays the principal in advance, he is to apply in written form to Party B 30 work days in advance. If Party B agrees, Party A can repay part of or the whole principal in advance;

If Party A repays the principal in advance, the interest is counted according to the actual days of loans and the interest rate regulated in Item Four of this contract.

If Party A repays the principal in advance, Party A is to pay Party B the compensation.

The compensation is 0.1 percent of the principal in advance plus the number of months in advance.

Therein, if the loans are repaid less than a month in advance, it should be counted as a month (a month herein means 30 days).

If Party A pays in installment and pays in advance part of the principal, Party A is to repay in the adverse order of the repayment plan. After the repayment in advance, the un-repaid loans are to be done according to the loan interest rate of this contract.

Fourth, Party A and Party B agree to delete the contents of iii, iv and v in the second clause of Item Ten, and meanwhile add the following three clauses into Item Ten:

I. If Party A fails to utilize the loans according to the contract, interest and compound interest are to be taken from the embezzled loans according to the penalty interest rate and ways of interest settlement in the contract. The time period is, according to the contract, from the day of utilizing the loans to the day of completely repaying the principal and interest.

II. Before the loans mature, compound interest is to be taken for Party A's un-repaid interest according to the loan interest rate and ways of interest settlement in Item Four of the contract.

III. When the loans are overdue, as for the unpaid principal and interest (including part of or the whole principal and interest in advance declared by Party B), interest and compound interest are to be taken, according to the penalty interest rate and ways of interest settlement in the contract, from the day of loans mature to the day of completely repaying the principal and interest. The overdue loans are those which Party A fails to repay on time or which Party A fails to repay according to the repayment plan in this contract.

Fifth, China Construction Bank Co., Ltd was established on September 17th, 2004. Its branches are affiliates to China Construction Bank Co., Ltd from September 17th, 2004. The former seals and names are still effective according to certain regulations before the branches finish the registration of commercial transformation and the countermarking of new seals.

This contract takes effect after it is signed by the juristic person (principal) or authorized agency for Party A, and sealed with cachets. It is also signed by the juristic person (principal) or authorized agency for Party B, and sealed with cachets.

Item Fourteen There are six copies of this contract.

Item Fifteen Declared Clauses

I. Party A should be familiar with the business and authorization scopes of Party B.

II. Party A has read all the items of the contract. According to the requirement of Party A, Party B has made elaborations on some items in the contract. Party A should be familiar with the meaning of the items of the contract and the legal consequences.

III. Party A has the right to sign the contract.

Party A (seal): Hei Longjiang Fei He Dairy Co., Ltd.

Principal or authorized agency (signature): Leng Youbin

June 24th, 2005

Party B (seal): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Principal or authorized agency (signature): Lu Desheng

June 24th, 2005

Mortgage Contract

China Construction Bank

Hei Longjiang Branch

Contract Number: 2005-0091

Mortgager (Party A): Hei Longjiang Fei He Dairy Co., Ltd.

Address: No. 1, Qing Xiang Street, Kedong Town

Postal code:

Juristic Person (Principal): Leng Youbin

Telephone: 4312257

Fax:

Mortgage holder (Party B): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Address: No. 267, Yong An Street, Longsha District

Postal code: 161005

Principal: Nie Chuanling

Telephone: 2462688

Fax: 2462652

Mortgager (hereafter Party A for short): Hei Longjiang Fei He Dairy Co., Ltd.

Mortgage holder (hereafter Party B for short)): QiQihaer Branch of China Construction Bank Co., Ltd.

In order to ensure the observation of RMB Loan Contract of No. 2005-009 (hereafter the main contract for short) signed by Hei Longjiang Fei He Dairy Co., Ltd. (hereafter obligor for short) and Party B, and also to guarantee the realization of the creditor's rights, Party A is willing to provide mortgage guarantee of the liabilities formed in the main contract for Party B and the obligor. According to the laws and regulations, Party A and Party B have agreed on this contract after negotiation for further observation.

Item One Mortgaged Property

Party A should set up mortgages according to the assets in the sixteenth item "List of Mortgaged Property" in this contract.

Party A is to guarantee for the property rights or disposal rights of the mortgaged property.

Party A is to guarantee that there are no disputes concerning property rights, sequestration or distress of the mortgaged property.

Item Two Scope for Mortgage Guarantee

RMB (type of currency) principal 25 million, interests (including compound interest and penalty interest), liquidated damages, compensation, expenses paid by Party B, all expenses of Party B to realize the creditor's rights and hypothec (including, but not exclusively, legal cost, arbitration expense, assets storage cost, accommodation fees, operation fees, evaluation expense, auction fees and so on).

If the obligor fails to fulfill its liabilities according to the main contract, Party B has the right to demand Party A directly to undertake the responsibility of guarantee within the prescribed scope, regardless of whether or not Party B has other guarantees for the creditor's rights in the main contract (including, but not exclusively, guarantees, mortgages, pledges, letter of credit and so on).

Item Three Deposit Period of the Hypothec

Deposit period of the hypothec ends two years after the lawsuit of guaranteed creditor's rights matures.

Item Four Changes in the Guaranteed Main Contract

Party A confirms that any changes in the items of the main contract agreed on by Party B and the obligor are authorized by Party A in the first place and that Party A's guarantee responsibility will not be abated, except for the following two cases:

I. To prolong the fulfillment period of the liabilities;

II. To increase the amount of principals.

Item Five Independence of the Validity of Contract

The validity of this contract is independent of the main contract; therefore, the invalidity of the main contract does not affect the validity of this contract. If the main contract is confirmed to be invalid, Party A should also undertake guarantee responsibilities for the obligor on the liabilities formed on returning assets or repaying compensations.

Item Six Safekeeping of Mortgaged Property

During the deposit period of the hypothec, Party A has the obligation to safeguard the mortgaged property, to keep the property intact, and to receive examinations from Party B. If there are instances of damage, losses and reduction of values of mortgaged property. Party A is to inform Party B in time and provide other guarantees equivalent to the lost value of mortgaged property for Party B within 10 work days.

Item Seven Insurance of Mortgaged Property

During the deposit period of the hypothec, Party A is to transact asset insurance on mortgaged property according to certain laws, the types of insurance and the insured amount required by Party B. The insurance period is to be at least more than six months of the fulfillment of the main contract. During this period, Party A is not to sever or remove the insurance for any excuses.

During the deposit period of the hypothec, the original certificate of insurance should be kept by Party B.

Party A should demand the insurance agent to mark in the insurance that Party B is the preferred beneficiary (the first beneficiary) of this insurance. If there occurs an insure accident, the insurance agent is to transfer the insurance compensation to the appointed account of Party B. If the mortgaged property is insured without marking Party B as the preferred beneficiary, the preferred beneficiary should be marked or changed to Party B.

As for the insurance compensation, Party A gives Party B its consent to dispose in the following ways and assist in the transaction of certain procedures:

I. Discharge or discharge in advance the principal and related expenses in the main contract;

II. Change into a deposit account and use the deposit receipt as pledge;

III. To be applied to the restoration of mortgaged property so as to restore its value with the consent of Party B;

IV. Deposit or withdraw for the third party appointed by Party B;

V. The insurance compensation can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

Item Eight Damage Compensation by the Third Party

During the deposit period of the hypothec, if the activity of the third party leads to the reduction of value of the mortgaged property, the damage compensation should be deposited in the appointed account of Party B. As for the damage compensation, Party A gives Party B its consent to dispose in the following ways and assist in the transaction of certain procedures:

I. Discharge or discharge in advance the principal, interest and related expenses in the main contract;

II. Change into a deposit account and use the deposit receipt as pledge;

III. To be applied to the restoration of mortgaged property so as to restore its value with the consent of Party B;

IV. Deposit or withdraw for the third party appointed by Party B;

V. The damage compensation can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

During the deposit period of the hypothec, if the activity of the third party leads to the reduction of value of the mortgaged property, which may not discharge the principal, interest, and related expenses in the main contract, Party A is to provide a new guarantee to the consent of Party B. Mortgaged property with un-reduced value can be used as the guarantee of the creditor's rights.

Item Nine Disposal of Mortgaged Property

I. During the deposit period of the hypothec, Party A must not donate, transfer, rent, mortgage repeatedly, relocate or dispose the mortgaged property in other ways without obtaining written authorizations from Party B;

II. During the deposit period of the hypothec, Party A is to obtain written authorizations from Party B before disposing the mortgaged property. Party A gives Party B its consent to utilize the funds from disposing mortgaged property in the following ways:

i. Discharge or discharge in advance the principal and related expenses in the main contract;

ii. Change into a deposit account and use the deposit receipt as pledge;

iii. Deposit or withdraw for the third party appointed by Party B;

iv. The funds can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

Item Ten Realization of Hypothec

Party A acknowledges the rights of Party B to auction, negotiate sales and sell off the mortgaged property if any of the following instances occur:

I. Party A has not completely discharged the liabilities after part of or the whole principal or interest matures in the main contract;

II. Other instances where, according to the main contract, Party B can realize the creditor's rights in advance.

Item Eleven Breach of Faith and Disposal

During the deposit period of the hypothec, if Party A violates Item One, Item Six, Item Seven, Item Eight, Item Nine of the contract, Party B has the right to demand Party A to correct its breach of faith within a certain period, to provide relevant guarantee and compensation, and to dispose the mortgaged property in advance.

Party A gives Party B its consent to utilize the funds from disposing mortgaged property in the following ways:

I. Discharge or discharge in advance the principal and related expenses in the main contract;

II. Change into a deposit account and use the deposit receipt as pledge;

III. Deposit or withdraw for the third party appointed by Party B;

IV. The funds can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

Item Twelve Registration of Mortgaged Property and Logout

As for mortgaged property that should be registered according to law, both

parties should finish the registration of mortgaged property at certain department after this contract is signed. Party A should submit the property certificate, original mortgage registration documents, and other certificates to Party B.

After the complete discharge of liabilities in the main contract and this contract, Party B should transact the logout of mortgage registration in time with Party A.

Item Thirteen Assumption of Expenses

The expenses of evaluation, notarization, insurance, registration, authentication, deposit and withdrawal in this contract are to be undertaken by Party A.

Item Fourteen Other Agreements

I. ____________;
II. ____________;
III. ____________;
IV. ____________;

Item Fifteen Settlement of Disputes in the Contract

Disputes in the fulfillment of the contract can be settled through negotiation. If negotiation fails, the following first method can be applied:

I. Implead at Party B's local people's court.

II. Appeal to the ____ Arbitration Committee (the place for arbitration is ____). Arbitrate according to valid arbitrating regulations at the application for arbitration. The result of arbitration is final and has sanctions on both parties.

During the period of lawsuit or arbitration, undisputed items in the contract are to be fulfilled.

Item Sixteen List of Mortgaged Property

The list of mortgaged property in this contract is as follows: (the list of mortgaged property is in the attachment)

List of Mortgaged Property

Mortgaged Property	Property certificate and its serial number	Address	Value of the mortgaged property marked on the invoice (10,000 RMB)	Appraised value of the mortgaged property (10,000 RMB)	Amount of mortgage set up for other creditor's rights (10,000 RMB)	Remarks

Item Seventeen This contract takes effect under the following conditions:

I. This contract is to be signed by the juristic person (principal) or authorized agency and sealed with cachets (if Party A is the natural person, he only needs to sign it). It is also to be signed by the principal or authorized agency for Party B, and sealed with cachets;

II. The mortgaged property in the "List of Mortgaged Property" of the contract should be registered according to law.

Item Eighteen There are six copies of this contract.

Item Nineteen Declared Clauses

I. Party A should be familiar with the business and authorization scopes of Party B;

II. Party A has read all the items of the contract and paid special attention to the items in bold letters in the contract. According to the requirement of Party A, Party B has made elaborations on some items in the contract. Party A should be familiar with the meaning of the items of the contract and the legal consequences.

III. Party A has the right to sign the contract.

Party A (seal): Hei Longjiang Fei He Dairy Co., Ltd.

Principal or authorized agency (signature): Leng Youbin

June 24th, 2005

Party B (seal): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Principal or authorized agency (signature): Lv Desheng

June 24th, 2005

Mortgage Contract

China Construction Bank

Hei Longjiang Branch

Contract Number:2005-0092

Mortgager (Party A): Fei He Dairy Co., Ltd, Baiquan Town

Address: No. 1, Renmin Street, Baiquan Town

Postal code:

Juristic Person (Principal): Liang Aiyun

Telephone: 7336489

Fax:

Mortgage holder (Party B): Qi Qihaer Branch of China Construction Bank Co., Ltd.

Address: No. 267, Yong An Street, Longsha District

Postal code: 161005

Principal: Nie Chuanling

Telephone: 2462688

Fax: 2462672

Mortgager (hereafter Party A for short): Fei He Dairy Co., Ltd, Baiquan Town

Mortgage holder (hereafter Party B for short)): Qi Qihaer Branch of China Construction Bank Co., Ltd.

In order to ensure the observation of RMB Loan Contract of No. 2005-009 (hereafter the

main contract for short) signed by Hei Longjiang Fei He Dairy Co., Ltd. (hereafter obligor for short) and Party B, and also to guarantee the realization of the creditor's rights, Party A is willing to provide mortgage guarantee of the liabilities formed in the main contract for Party B and the obligor. According to the laws and regulations, Party A and Party B have agreed on this contract after negotiation for further observation.

Item One Mortgaged Property

Party A should set up mortgages according to the assets in the sixteenth item "List of Mortgaged Property" in this contract.

Party A is to guarantee for the property rights or disposal rights of the mortgaged property.

Party A is to guarantee that there are no disputes concerning property rights, sequestration or distress of the mortgaged property.

Item Two Scope for Mortgage Guarantee

RMB (type of currency) principal (capital letter) 25 million, interests (including compound interest and penalty interest), liquidated damages, compensation, expenses paid by Party B, all expenses of Party B to realize the creditor's rights and hypothec (including, but not exclusively, legal cost, arbitration expense, assets storage cost, accommodation fees, operation fees, evaluation expense, auction fees and so on).

If the obligor fails to fulfill its liabilities according to the main contract, Party B has the right to demand Party A directly to undertake the responsibility of guarantee within the prescribed scope, regardless of whether or not Party B has other guarantees for the creditor's rights in the main contract (including, but not exclusively, guarantees, mortgages, pledges, letter of credit and so on).

Item Three Deposit Period of the Hypothec

Deposit period of the hypothec ends two years after the lawsuit of guaranteed creditor's rights matures.

Item Four Changes in the Guaranteed Main Contract

Party A confirms that any changes in the items of the main contract agreed on by Party B and the obligor are authorized by Party A in the first place and that Party A's guarantee responsibility will not be abated, except for the following two cases:

I. To prolong the fulfillment period of the liabilities;

II. To increase the amount of principals.

Item Five Independence of the Validity of Contract

The validity of this contract is independent of the main contract; therefore, the invalidity of the main contract does not affect the validity of this contract. If the main contract is confirmed to be invalid, Party A should also undertake guarantee responsibilities for the obligor on the liabilities formed on returning assets or repaying compensations.

Item Six Safekeeping of Mortgaged Property

During the deposit period of the hypothec, Party A has the obligation to safeguard the mortgaged property, to keep the property intact, and to receive examinations from Party B. If there are instances of damage, losses and reduction of values of mortgaged property. Party A is to inform Party B in time and provide other guarantees equivalent to the lost value of mortgaged property for Party B within 10 work days.

Item Seven Insurance of Mortgaged Property

During the deposit period of the hypothec, Party A is to transact asset insurance on mortgaged property according to certain laws, the types of insurance and the insured amount required by Party B. The insurance period is to be at least more than six months of the fulfillment of the main contract. During this period, Party A is not to sever or remove the insurance for any excuses.

During the deposit period of the hypothec, the original certificate of insurance should be kept by Party B.

Party A should demand the insurance agent to mark in the insurance that Party B is the preferred beneficiary (the first beneficiary) of this insurance. If there occurs an insure accident, the insurance agent is to transfer the insurance compensation to the appointed account of Party B. If the mortgaged property is insured without marking Party B as the preferred beneficiary, the preferred beneficiary should be marked or changed to Party B.

As for the insurance compensation, Party A gives Party B its consent to dispose in the following ways and assist in the transaction of certain procedures:

I. Discharge or discharge in advance the principal and related expenses in the main contract;

II. Change into a deposit account and use the deposit receipt as

pledge;

III. To be applied to the restoration of mortgaged property so as to restore its value with the consent of Party B;

IV. Deposit or withdraw for the third party appointed by Party B;

V. The insurance compensation can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

Item Eight Damage Compensation by the Third Party

During the deposit period of the hypothec, if the activity of the third party leads to the reduction of value of the mortgaged property, the damage compensation should be deposited in the appointed account of Party B. As for the damage compensation, Party A gives Party B its consent to dispose in the following ways and assist in the transaction of certain procedures:

I. Discharge or discharge in advance the principal, interest and related expenses in the main contract;

II. Change into a deposit account and use the deposit receipt as pledge;

III. To be applied to the restoration of mortgaged property so as to restore its value with the consent of Party B;

IV. Deposit or withdraw for the third party appointed by Party B;

V. The damage compensation can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

During the deposit period of the hypothec, if the activity of the third party leads to the reduction of value of the mortgaged property, which may not discharge the principal, interest, and related expenses in the main contract, Party A is to provide a new guarantee to the consent of Party B. Mortgaged property with un-reduced value can be used as the guarantee of the creditor's rights.

Item Nine Disposal of Mortgaged Property

I. During the deposit period of the hypothec, Party A must not donate, transfer, rent, mortgage repeatedly, relocate or dispose the mortgaged property in other ways without obtaining written authorizations from Party B;

II. During the deposit period of the hypothec, Party A is to obtain written authorizations from Party B before disposing the mortgaged property. Party A gives Party B its consent to utilize the funds from disposing mortgaged property in the following ways:

i. Discharge or discharge in advance the principal and related expenses in the main contract;

ii. Change into a deposit account and use the deposit receipt as pledge;

iii. Deposit or withdraw for the third party appointed by Party B:

Party A acknowledges the rights of Party B to auction, negotiate sales and sell off the mortgaged property if any of the following instances occur:

I. Party A has not completely discharged the liabilities after part of or the whole principal or interest matures in the main contract;

II. Other instances where, according to the main contract, Party B can realize the creditor's rights in advance.

Item Eleven Breach of Faith and Disposal

During the deposit period of the hypothec, if Party A violates Item One, Item Six, Item Seven, Item Eight, Item Nine of the contract, Party B has the right to demand Party A to correct its breach of faith within a certain period, to provide relevant guarantee and compensation, and to dispose the mortgaged property in advance.

Party A gives Party B its consent to utilize the funds from disposing mortgaged property in the following ways:

I. Discharge or discharge in advance the principal and related expenses in the main contract;

II. Change into a deposit account and use the deposit receipt as pledge;

III. Deposit or withdraw for the third party appointed by Party B;

IV. The funds can be freely disposed after Party A provides new guarantee according to the requirement of Party B.

Item Twelve Registration of Mortgaged Property and Logout

As for mortgaged property that should be registered according to law, both parties should finish the registration of mortgaged property at certain department after this contract is signed. Party A should submit the property certificate, original mortgage registration documents, and other certificates to Party B.

After the complete discharge of liabilities in the main contract and this contract, Party B should transact the logout of mortgage registration in time with Party A.

Item Thirteen Assumption of Expenses

The expenses of evaluation, notarization, insurance, registration, authentication, deposit and withdrawal in this contract are to be undertaken by Party A.

Item Fourteen Other Agreements

I. ______________;
II. ______________;
III. ______________;

Item Fifteen Settlement of Disputes in the Contract

Disputes in the fulfillment of the contract can be settled through negotiation. If negotiation fails, the following first method can be applied:

I. Implead at Party B's local people's court.
II. Appeal to the ____ Arbitration Committee (the place for arbitration is ___). Arbitrate according to valid arbitrating regulations at the application for arbitration. The result of arbitration is final and has sanctions on both parties.

During the period of lawsuit or arbitration, undisputed items in the contract are to be fulfilled.

Item Sixteen List of Mortgaged Property

The list of mortgaged property in this contract is as follows: (for details, refer to No. 103 of Qi Hong Evaluation 2005)

List of Mortgaged Property

Mortgaged Property	Property certificate and its serial number	Address	Value of the mortgaged property marked on the invoice (10,000 RMB)	Appraised value of the mortgaged property (10,000 RMB)	Amount of mortgage set up for other creditor's rights (10,000 RMB)	Remarks
Machine and				1709.541	0	